SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  November 27, 2000



     DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the Pooling and Servicing Agreement, dated September 1, 2000, providing for the issuance of the DLJ Mortgage Pass-Through Certificates, Series 2000-S4).

                        DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-07                13-3460894
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Donaldson Lufkin & Jenrette
277 Park Avenue, 9th Floor
New York, New York                                                10172
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 839-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's DLJ Mortgage Pass-Through Certificates, Series 2000-S4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Agreement"), among DLJ Mortgage Acceptance Corp, as the depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as the seller (the "Seller"), Wilshire Credit Corporation as the servicer (the "Servicer") and The Chase Manhattan Bank as the trustee (the "Trustee").

     On November 27, 2000, distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 27, 2000, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: December 14, 2000              By:   /s/ Thomas M. Britt
                                           Thomas M. Britt
                                           Trust Officer

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on November 27, 2000

                                  Exhibit 99.1

              Monthly Certificateholder Statement on November 27, 2000



                                  DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   November 27, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                           ENDING
           FACE                PRINCIPAL                                                 REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE      PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IA1      92,058,319.00     90,835,543.46    1,279,795.09     626,765.25     1,906,560.34      0.00       0.00      89,555,748.37
IP          544,399.00        537,732.84       11,197.69           0.00        11,197.69      0.00       0.00         526,535.15
IIA1     57,301,561.00     56,768,763.32    1,647,079.95     341,558.73     1,988,638.68      0.00       0.00      55,121,683.37
IIIA1    38,506,827.00     37,671,897.84      655,779.77     242,355.88       898,135.65      0.00       0.00      37,016,118.07
AR1             100.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
AR2             100.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
AR3             100.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
B1       12,701,891.00     12,701,891.00            0.00      85,494.10        85,494.10      0.00       0.00      12,701,891.00
B2        8,467,931.00      8,467,931.00            0.00      60,524.40        60,524.40      0.00       0.00       8,467,931.00
AS        2,116,984.00      2,116,984.00            0.00      17,276.12        17,276.12      0.00       0.00       2,116,984.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  211,698,212.00    209,100,743.46    3,593,852.50   1,373,974.48     4,967,826.98      0.00       0.00     205,506,890.96
-----------------------------------------------------------------------------------------------------------------------------------
XI       14,379,750.00     14,223,900.21            0.00      98,144.91        98,144.91      0.00       0.00      14,223,900.21
IIA2     57,301,561.00     56,768,763.32            0.00     117,213.48       117,213.48      0.00       0.00      56,768,763.32
XII      57,301,561.00     56,768,763.32            0.00       7,569.17         7,569.17      0.00       0.00      56,768,763.32
IIIA2    38,506,827.00     38,506,827.00            0.00      72,724.32        72,724.32      0.00       0.00      38,506,827.00
XIII     38,506,827.00     37,671,897.84            0.00       5,650.78         5,650.78      0.00       0.00      37,671,897.84
XB1      12,701,891.00     12,701,891.00            0.00      16,300.76        16,300.76      0.00       0.00      12,701,891.00
XB2       8,467,931.00      8,467,931.00            0.00       7,338.87         7,338.87      0.00       0.00       8,467,931.00
AS1       1,040,481.00      1,040,481.00            0.00       8,303.53         8,303.53      0.00       0.00       1,040,481.00
AS2         643,842.00        643,842.00            0.00       5,289.00         5,289.00      0.00       0.00         643,842.00
AS3         432,661.00        432,661.00            0.00       3,683.59         3,683.59      0.00       0.00         432,661.00
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                     BEGINNING                                                           ENDING                        PASS-THRU
CLASS                PRINCIPAL            PRINCIPAL     INTEREST            TOTAL        PRINCIPAL         CLASS       RATE
-----------------------------------------------------------------------------------------------------------------------------------
IA1                 986.71738140       13.90200369     6.80834993     20.71035362         972.81537772      IA1        8.280000 %
IP                  987.75501057       20.56890259     0.00000000     20.56890259         967.18610798      IP         0.000000 %
IIA1                990.70186447       28.74406772     5.96072295     34.70479068         961.95779675      IIA1       7.220000 %
IIIA1               978.31737318       17.03022090     6.29384187     23.32406277         961.28715228      IIIA1      7.720000 %
AR1                   0.00000000        0.00000000     0.00000000      0.00000000           0.00000000      AR1        9.857704 %
AR2                   0.00000000        0.00000000     0.00000000      0.00000000           0.00000000      AR2        9.857704 %
AR3                   0.00000000        0.00000000     0.00000000      0.00000000           0.00000000      AR3        9.857704 %
B1                1,000.00000000        0.00000000     6.73081669      6.73081669       1,000.00000000      B1         8.076980 %
B2                1,000.00000000        0.00000000     7.14748384      7.14748384       1,000.00000000      B2         8.576980 %
AS                1,000.00000000        0.00000000     8.16072299      8.16072299       1,000.00000000      AS1        9.576562 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS              987.73032367       16.97630068     6.49025075     23.46655143         970.75402300      AS2        9.857704 %
-----------------------------------------------------------------------------------------------------------------------------------
XI                  989.16185678        0.00000000     6.82521671      6.82521671         989.16185678      AS3       10.216559 %
IIA2                990.70186447        0.00000000     2.04555475      2.04555475         990.70186447      AS         9.792866 %
XII                 990.70186447        0.00000000     0.13209361      0.13209361         990.70186447      XI         8.280000 %
IIIA2             1,000.00000000        0.00000000     1.88860848      1.88860848       1,000.00000000      IIA2       2.477704 %
XIII                978.31737318        0.00000000     0.14674748      0.14674748         978.31737318      XII        0.160000 %
XB1               1,000.00000000        0.00000000     1.28333332      1.28333332       1,000.00000000      IIIA2      2.316559 %
XB2               1,000.00000000        0.00000000     0.86666625      0.86666625       1,000.00000000      XIII       0.180000 %
AS1               1,000.00000000        0.00000000     7.98047249      7.98047249       1,000.00000000      XB1        1.540000 %
AS2               1,000.00000000        0.00000000     8.21474834      8.21474834       1,000.00000000      XB2        1.040000 %
AS3               1,000.00000000        0.00000000     8.51380180      8.51380180       1,000.00000000
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                THOMAS BRITT
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                      TEL:  212/946-3228 / FAX: 212/946-8302
                            EMAIL: THOMAS.BRITT@CHASE.COM


                                DLJ MORTGAGE PASS THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 November 27, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.06(i)            Principal Prepayments
                        Group 1 Principal Prepayments                                   1,119,914.37
                        Group 2 Principal Prepayments                                   1,569,061.69
                        Group 2 Principal Prepayments                                     617,446.14

                        Liquidation Proceeds
                        Group 1 Liquidation Proceeds                                            0.00
                        Group 2 Liquidation Proceeds                                            0.00
                        Group 2 Liquidation Proceeds                                            0.00

Sec. 4.06(ii)           Class Unpaid Interest Shortfall
                        Class AR2 Unpaid Interest Shortfall                                     0.00
                        Class IA1 Unpaid Interest Shortfall                                     0.00
                        Class AR3 Unpaid Interest Shortfall                                     0.00
                        Class B1 Unpaid Interest Shortfall                                      0.00
                        Class XB1 Unpaid Interest Shortfall                                     0.00
                        Class B2 Unpaid Interest Shortfall                                      0.00
                        Class XB2 Unpaid Interest Shortfall                                     0.00
                        Class AS1 Unpaid Interest Shortfall                                     0.00
                        Class AS2 Unpaid Interest Shortfall                                     0.00
                        Class AS3 Unpaid Interest Shortfall                                     0.00
                        Class XI Unpaid Interest Shortfall                                      0.00
                        Class IIA1 Unpaid Interest Shortfall                                    0.00
                        Class IIA2 Unpaid Interest Shortfall                                    0.00
                        Class XII Unpaid Interest Shortfall                                     0.00
                        Class IIIA1 Unpaid Interest Shortfall                                   0.00
                        Class IIIA2 Unpaid Interest Shortfall                                   0.00
                        Class XIII Unpaid Interest Shortfall                                    0.00
                        Class AR1 Unpaid Interest Shortfall                                     0.00

Sec. 4.06(v)            Stated Principal Balance
                        Group 1 Mortgage Loan Stated Principal Balance                101,694,110.02
                        Group 2 Mortgage Loan Stated Principal Balance                 62,250,416.22
                        Group 3 Mortgage Loan Stated Principal Balance                 41,801,334.59

Sec. 4.06(vi)           Senior Percentage
                        Group1 Senior Percentage                                             90.83 %
                        Group2 Senior Percentage                                             92.23 %
                        Group3 Senior Percentage                                             91.16 %

                        Subordinate Percentage
                        Group1 Subordindate Percentage                                        9.17 %
                        Group2 Subordinate Percentage                                         7.77 %
                        Group3 Subordinate Percentage                                         8.84 %



                                DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November  27, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.06(vii)          Servicing Fees
                        Group1 Servicing Fee                                                61,856.82
                        Group2 Servicing Fee                                                26,624.06
                        Group3 Servicing Fee                                                44,213.66

Sec. 4.06(ix)           Advances
                        Group1 Advances                                                    803,766.25
                        Group2 Advances                                                    540,369.21
                        Group3 Advances                                                    357,534.77




Sec. 4.06(x)            Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP 1
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month             85                  2,500,432.79          2.46 %
                        2 Months            15                    475,431.06          0.47 %
                        3+Months             1                     43,100.50          0.04 %
                        Total              101                  3,018,964.35          2.97 %
                        ----------------------------------------------------------------------

                        ----------------------------------------------------------------------
                                                   GROUP 2
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month             37                  2,346,707.89          3.77 %
                        2 Months             1                     55,520.05          0.09 %
                        3+Months             0                          0.00          0.00 %
                        Total               38                  2,402,227.94          3.86 %
                        ----------------------------------------------------------------------

                        ----------------------------------------------------------------------
                                                   GROUP 3
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month             27                  1,570,613.83          3.76 %
                        2 Months             4                    245,293.97          0.59 %
                        3+Months             2                     76,531.88          0.18 %
                        Total               33                  1,892,439.68          4.53 %
                        ----------------------------------------------------------------------

                        ----------------------------------------------------------------------
                                                   GROUP TOTALS
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month            149                  6,417,754.51          3.12 %
                        2 Months            20                    776,245.08          0.38 %
                        3+Months             3                    119,632.38          0.06 %
                        Total              172                  7,313,631.97          3.56 %
                        ----------------------------------------------------------------------


                                DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November  27, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                        Number of Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 2
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 3
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------


Sec. 4.06(xii)          Number and Aggregate Principal Amounts of REO Loans

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 2
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 3
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------



                                DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November  27, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.06(xiv)          Senior Prepayment Percentage
                        Group I Senior Prepayment Percentage                                   100.00 %
                        Group II Senior Prepayment Percentage                                  100.00 %
                        Group III Senior Prepayment Percentage                                 100.00 %

Sec. 4.06(xv)           Subordinate Prepayment Percentage
                        Group I Subordinate Prepayment Percentage                                0.00 %
                        Group II Subordinate Prepayment Percentage                               0.00 %
                        Group III Subordinate Prepayment Percentage                              0.00 %

Sec. 4.06(xvi)          Current Realized Losses
                        Group1 Current Realized Losses                                           0.00
                        Group2 Current Realized Losses                                           0.00
                        Group3 Current Realized Losses                                           0.00

                        Cumulative Realized Losses
                        Group1 Cumulative Realized Losses                                        0.00
                        Group2 Cumulative Realized Losses                                        0.00
                        Group3 Cumulative Realized Losses                                        0.00

Sec. 4.6(xvii)          Special Hazard Coverage Amount                                   2,057,458.61
                        Bankruptcy Loss Coverage Amount                                    100,000.00

                        Trustee Fee                                                          1,744.50
                        Loss Mitigation Fee                                                  2,616.75
                        Pool Insurance Fee                                                 167,472.00
                        Certificate Insurer Premium                                          3,148.02






                                                                (c) copyright 2000, Chase Manhattan Corporation
